 EXHIBIT 10.12

PORTAGE BIOTECH INC.

2021 EQUITY INCENTIVE PLAN

Restricted Share Unit Award and Dividend Equivalent Rights Agreement

Total Number of Shares Subject to this RSU:	________

Total Number of Dividend Equivalent Rights	________

Grant Date:	January 13, 2021

Vesting Schedule:	Fully vested

Expiration Date:	January 13, 2031

1.	Plan. This Agreement, which constitutes an RSU Award and Dividend Equivalent Rights under the Plan, is granted pursuant to and is governed by the Plan, the terms and conditions of which are incorporated into this Agreement by reference. To the extent there is any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. Unless the context otherwise requires, capitalized terms used herein without definitions shall have the respective meanings assigned to them in the Plan. By signing this Agreement, the Participant acknowledges receipt of a copy of the Plan.

2.	Grant of RSU Award.

a.	Grant. On the terms and conditions set forth in this Agreement, the Company grants to the Participant on the Grant Date RSUs as set forth above.

b.	Vesting. The RSU Award is fully vested and nonforfeitable as of the Grant Date.

c.	Distribution. The RSU Award shall be settled in cash or Shares, at the sole discretion of the Administrator, on the first to occur of the following:
i.	Change in Control
ii.	The Participant’s Separation from Service
iii.	The Participant’s death, or
iv.	The Participant’s Disability.

The Plan’s settlement of RSUs shall be made by the latest of: (i) the end of the year in which the payment is due; or (ii) the 15th day of the third calendar month following the payment due date provided that the Participant is not able, directly or indirectly, to designate the year in which such payment will be made.

3.	Grant of Dividend Equivalent Rights.
a.	Grant. On the terms and conditions set forth in this Agreement, the Company grants to the Participant on the Grant Date Dividend Equivalent Rights as set forth above.

b.	Vesting. As of any date that the Company pays any dividend or distribution on its Common Stock, the Company make a cash payment in an amount equal to (i) the per share dividend or distribution paid by the Company on its Common Stock on such date, multiplied by (ii) the total number of Dividend Equivalent Rights subject to the Award, provided, however, that the Participant is an active employee as of the date such dividend or distribution is paid. If the Participant’s service relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the date such dividend or distribution is paid, neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such Dividend Equivalent Rights.

c.	Distribution. The Dividend Equivalent Right shall be settled in cash no later than the 15th day of the third month after the month in which the dividend or distribution to which such payment relates is paid.

4.	Restrictions on Transfer. The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise except by will or the laws of descent and distribution the RSU Award or Dividend Equivalent Rights granted herein..

5.	Withholding. No Shares shall be issued or cash payment unless and until the Participant pays to the Company or makes provision satisfactory to the Company for payment of any federal, state or local withholding taxes required by law to be withheld in respect of the RSU Award or Dividend Equivalent Rights granted herein..

6.	Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the RSU Award and Dividend Equivalent Rights granted hereunder are in compliance with or are exempt from the requirements of Section 409A of the Code.

7.	Amendment. The Board may at any time or times amend the Plan or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan or amendment of this Agreement shall, without the Participant’s consent, materially adversely affect the Participant’s rights under this Agreement.

8.	Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Participant shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

9.	Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Participant shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands without regard to conflict of law principles.

11.	WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND KNOWINGLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT. EACH PARTY HERETO AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

12.	Entire Agreement. This Agreement and the Plan constitutes the full and entire understanding and agreement between the parties with regard the subject hereof and supersedes in their entirety all other or prior agreements between or among the Company and the Participant regarding the subjects hereof.

13.	CONSENT TO JURISDICTION.
a.	EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD.

b.	EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS OF THE TERRITORY OF THE BRITISH VIRGIN ISLANDS AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

c.	EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER.

14.	Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[Signature Page Follows]

The undersigned executed this Agreement as of the date set forth above.

PARTICIPANT	PORTAGE BIOTECH INC.

__________________________________________________	By: _________________________________________________
Print Name: ___________________________________________	Print Name: __________________________________________
Address: ________________________________________________	Title: ________________________________________________